CAMDEN℠

Living Excellence

1Q17 Earnings Release & Supplemental Information

Camden Gallery ● Charlotte, NC
Year Built 2017 ● 323 Apartment Homes
95% Leased ● April 29, 2017

Investor Relations Contact
Kim Callahan ● (713) 354-2549

11 Greenway Plaza ● Houston TX 77046 ● (713) 354-2500 ● camdenliving.com

CAMDEN	TABLE OF CONTENTS

In addition to historical information, this document contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in this document represent management’s opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.

CAMDEN PROPERTY TRUST ANNOUNCES FIRST QUARTER 2017 OPERATING RESULTS

Houston, Texas (May 4, 2017) - Camden Property Trust (NYSE:CPT) today announced operating results for the three months ended March 31, 2017. Net Income Attributable to Common Shareholders (“EPS”), Funds from Operations (“FFO”), and Adjusted Funds from Operations (“AFFO”) for the three months ended March 31, 2017 are detailed below. A reconciliation of EPS to FFO is included in the financial tables accompanying this press release.

	Three Months Ended			Quarterly	Sequential
	March 31			Growth	Growth
Per Diluted Share	2017	2016	Same Property Results	1Q17 vs. 1Q16	1Q17 vs. 4Q16
EPS	$0.39	$0.46	Revenues	2.9%	0.3%
FFO	$1.09	$1.20	Expenses	5.1%	7.9%
AFFO	$0.99	$1.10	Net Operating Income ("NOI")	1.7%	(3.6)%

Same Property Results	1Q17	1Q16	4Q16
Occupancy	94.8%	95.3%	94.8%
“We are pleased to report another solid quarter of results for our company,” said Richard J. Campo, Camden’s Chairman & CEO. “Demand for rental housing remains strong, and our operating performance is consistent with our expectations for another good year in 2017.”
The Company defines same property communities as communities owned and stabilized as of January 1, 2016, excluding properties held for sale. A reconciliation of net income to NOI and same property NOI is included in the financial tables accompanying this press release.
Development Activity
Construction was completed during the quarter at Camden Gallery in Charlotte, NC and lease-up was completed subsequent to quarter-end. Lease-up was also completed at The Camden in Hollywood, CA during the quarter, and leasing began at Camden NoMa II in Washington, DC and Camden Shady Grove in Rockville, MD. Subsequent to quarter-end, the Company acquired approximately 8.2 acres of land in San Diego, CA for future development.
Development Communities - Construction Completed and Projects in Lease-Up ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Cost	as of 4/29/2017
Camden Gallery	Charlotte, NC	323	$58.7	95%
Camden Victory Park	Dallas, TX	423	84.7	86%
TOTAL		746	$143.4
Development Communities - Construction Ongoing ($ in millions)

		Total	Total	% Leased
Community Name	Location	Units	Budget	as of 4/29/2017
Camden Lincoln Station	Denver, CO	267	$56.0	45%
Camden NoMa II	Washington, DC	405	115.0	24%
Camden Shady Grove	Rockville, MD	457	116.0	14%
Camden McGowen Station	Houston, TX	315	90.0
Camden Washingtonian	Gaithersburg, MD	365	90.0
Camden North End I	Phoenix, AZ	441	105.0
TOTAL		2,250	$572.0

Earnings Guidance
Camden updated its earnings guidance for 2017 based on its current and expected views of the apartment market and general economic conditions, and provided guidance for second quarter 2017 as detailed below.

	2Q17	2017	2017 Midpoint
Per Diluted Share	Range	Range	Current	Prior	Change
EPS	$0.41 - $0.45	$1.62 - $1.78	$1.70	$1.69	$0.01
FFO	$1.11 - $1.15	$4.49 - $4.65	$4.57	$4.56	$0.01
The Company maintained its guidance for 2017 same property growth, which was initially provided in February 2017.

	2017	2017 Midpoint
Same Property Growth	Range	Current	Prior	Change
Revenues	2.3% - 3.3%	2.8%	2.8%	—%
Expenses	4.0% - 5.0%	4.5%	4.5%	—%
NOI	0.8% - 2.8%	1.8%	1.8%	—%
Camden intends to update its earnings guidance to the market on a quarterly basis. Additional information on the Company’s 2017 financial outlook and a reconciliation of expected EPS to expected FFO are included in the financial tables accompanying this press release.
Conference Call
Friday, May 5, 2017 at 11:00 AM CT
Domestic Dial-In Number: (888) 317-6003; International Dial-In Number: (412) 317-6061
Passcode: 5835973
Webcast: http://services.choruscall.com/links/cpt170505.html
Supplemental financial information is available in the Investors section of the Company’s website under Earnings Releases or by calling Camden’s Investor Relations Department at (713) 354-2787.
Forward-Looking Statements
In addition to historical information, this press release contains forward-looking statements under the federal securities law. These statements are based on current expectations, estimates, and projections about the industry and markets in which Camden (the "Company") operates, management's beliefs, and assumptions made by management. Forward-looking statements are not guarantees of future performance and involve certain risks and uncertainties which are difficult to predict. Factors which may cause the Company’s actual results or performance to differ materially from those contemplated by forward-looking statements are described under the heading “Risk Factors” in Camden’s Annual Report on Form 10-K and in other filings with the Securities and Exchange Commission (SEC). Forward-looking statements made in today’s press release represent management’s current opinions at the time of this publication, and the Company assumes no obligation to update or supplement these statements because of subsequent events.
About Camden
Camden Property Trust, an S&P 400 Company, is a real estate company engaged in the ownership, management, development, redevelopment, acquisition, and construction of multifamily apartment communities. Camden owns interests in and operates 153 properties containing 53,116 apartment homes across the United States. Upon completion of 6 properties under development, the Company’s portfolio will increase to 55,366 apartment homes in 159 properties. Camden was recently named by FORTUNE® Magazine for the tenth consecutive year as one of the “100 Best Companies to Work For” in America, ranking #22.
For additional information, please contact Camden’s Investor Relations Department at (713) 354-2787 or access our website at camdenliving.com.

CAMDEN	FINANCIAL HIGHLIGHTS
(In thousands, except per share, property data amounts and ratios)

(Unaudited)

	Three Months Ended March 31,
	2017	2016
Total property revenues (a)	$219,521	$217,595

Adjusted EBITDA	121,656	131,523

Net income attributable to common shareholders	34,861	41,730
Per share - basic	0.39	0.46
Per share - diluted	0.39	0.46

Income from continuing operations attributable to common shareholders	34,861	36,654
Per share - basic	0.39	0.41
Per share - diluted	0.39	0.41

Funds from operations	100,355	110,110
Per share - diluted	1.09	1.20

Adjusted funds from operations	90,661	100,816
Per share - diluted	0.99	1.10

Dividends per share	0.75	0.75
Dividend payout ratio (FFO)	68.8%	62.5%

Interest expensed	22,956	23,790
Interest capitalized	4,449	4,605
Total interest incurred	27,405	28,395

Principal amortization	186	442

Net Debt to Annualized Adjusted EBITDA (b)	4.6x	5.3x
Interest expense coverage ratio	5.3x	5.5x
Total interest coverage ratio	4.4x	4.6x
Fixed charge expense coverage ratio	5.3x	5.4x
Total fixed charge coverage ratio	4.4x	4.6x
Unencumbered real estate assets (at cost) to unsecured debt ratio	3.7x	3.4x

Same property NOI increase (c)	1.7%	6.3%
(# of apartment homes included)	41,988	42,976

Gross turnover of apartment homes (annualized)	50%	52%
Net turnover (excludes on-site transfers and transfers to other Camden communities)	40%	43%

	As of March 31,
	2017	2016
Total assets	$5,935,346	$6,040,455
Total debt	$2,450,295	$2,765,817
Common and common equivalent shares, outstanding end of period (d)	92,067	91,665
Share price, end of period	$80.46	$84.09
Book equity value, end of period (e)	$3,147,303	$2,952,705
Market equity value, end of period (f)	$7,407,710	$7,708,110

(a) Excludes discontinued operations.

(b) Net Debt is the average Notes Payable less the average Cash balance and Short Term Investments over the period. Annualized Adjusted EBITDA is Adjusted EBITDA as reported for the period multiplied by 4 for quarter results.

(c) "Same Property" Communities are communities which were owned by the Company and stabilized as of January 1, 2016, excluding properties held for sale.

(d) Includes at March 31, 2017: 90,184 common shares (including 95 common share equivalents related to share awards & options), plus 1,883 common share equivalents upon the assumed conversion of non-controlling units.

(e) Includes: common shares, common units, common share equivalents, and non-qualified deferred compensation share awards.

(f) Includes: common shares, common units, and common share equivalents.

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	OPERATING RESULTS
(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended March 31,
	2017	2016
OPERATING DATA
Property revenues
Rental revenues	$188,102	$187,119
Other property revenues	31,419	30,476
Total property revenues	219,521	217,595

Property expenses
Property operating and maintenance	51,548	50,269
Real estate taxes	27,920	26,880
Total property expenses	79,468	77,149

Non-property income
Fee and asset management	1,748	1,765
Interest and other income	634	224
Income on deferred compensation plans	4,617	63
Total non-property income	6,999	2,052

Other expenses
Property management	7,027	7,140
Fee and asset management	884	952
General and administrative	12,868	12,223
Interest	22,956	23,790
Depreciation and amortization	63,734	62,091
Expense on deferred compensation plans	4,617	63
Total other expenses	112,086	106,259

Loss on early retirement of debt	(323)	—
Gain on sale of land	—	443
Equity in income of joint ventures	1,817	1,497
Income from continuing operations before income taxes	36,460	38,179
Income tax expense	(471)	(315)
Income from continuing operations	35,989	37,864
Income from discontinued operations	—	5,076
Net income	35,989	42,940
Less income allocated to non-controlling interests from continuing operations	(1,128)	(1,210)
Net income attributable to common shareholders	$34,861	$41,730

CONDENSED CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME
Net income	$35,989	$42,940
Other comprehensive income
Reclassification of net loss on cash flow hedging activities, prior service cost and net loss on post retirement obligation	34	32
Comprehensive income	36,023	42,972
Less income allocated to non-controlling interests from continuing operations	(1,128)	(1,210)
Comprehensive income attributable to common shareholders	$34,895	$41,762

PER SHARE DATA

Total earnings per common share - basic	$0.39	$0.46
Total earnings per common share - diluted	0.39	0.46
Earnings per share from continuing operations - basic	0.39	0.41
Earnings per share from continuing operations - diluted	0.39	0.41

Weighted average number of common shares outstanding:
Basic	89,925	89,344
Diluted	90,949	90,509

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	FUNDS FROM OPERATIONS
(In thousands, except per share and property data amounts)

(Unaudited)

	Three Months Ended March 31,
	2017	2016
FUNDS FROM OPERATIONS

Net income attributable to common shareholders	$34,861	$41,730
Real estate depreciation and amortization	62,153	60,485
Real estate depreciation from discontinued operations	—	4,327
Adjustments for unconsolidated joint ventures	2,213	2,358
Income allocated to non-controlling interests	1,128	1,210
Funds from operations	$100,355	$110,110

Less: recurring capitalized expenditures (a)	(9,694)	(9,294)

Adjusted funds from operations - diluted	$90,661	$100,816

PER SHARE DATA
Funds from operations - diluted	$1.09	$1.20
Adjusted funds from operations - diluted	0.99	1.10
Distributions declared per common share	0.75	0.75

Weighted average number of common shares outstanding:
FFO/AFFO - diluted	92,029	91,593

PROPERTY DATA
Total operating properties (end of period) (b)	153	173
Total operating apartment homes in operating properties (end of period) (b)	53,116	60,172
Total operating apartment homes (weighted average)	45,710	52,552
Total operating apartment homes - excluding discontinued operations (weighted average)	45,710	47,634

(a) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.

(b) Includes joint ventures and properties held for sale, if any.

Note: Please refer to pages 23 and 24 for definitions and reconciliations of all non-GAAP financial measures presented in this document.

CAMDEN	BALANCE SHEETS
(In thousands)

(Unaudited)

	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
ASSETS
Real estate assets, at cost
Land	$984,523	$967,375	$962,507	$989,097	$998,519
Buildings and improvements	6,071,203	5,967,023	5,910,347	5,956,361	5,978,843
	7,055,726	6,934,398	6,872,854	6,945,458	6,977,362
Accumulated depreciation	(1,952,809)	(1,890,656)	(1,829,563)	(1,855,678)	(1,841,107)
Net operating real estate assets	5,102,917	5,043,742	5,043,291	5,089,780	5,136,255
Properties under development, including land	377,107	442,292	425,452	446,740	489,730
Investments in joint ventures	30,062	30,254	30,046	31,142	32,568
Properties held for sale, including land
Operating properties held for sale (a)	—	—	—	105,254	—
Discontinued operations held for sale (b)	—	—	—	—	238,417
Total real estate assets	5,510,086	5,516,288	5,498,789	5,672,916	5,896,970
Accounts receivable – affiliates	23,634	24,028	23,998	24,008	24,011
Other assets, net (c)	147,922	142,010	143,059	139,263	107,161
Short-term investments (d)	—	100,000	100,000	—	—
Cash and cash equivalents	245,529	237,364	313,742	341,726	6,935
Restricted cash	8,175	8,462	8,691	21,561	5,378
Total assets	$5,935,346	$6,028,152	$6,088,279	$6,199,474	$6,040,455

LIABILITIES AND EQUITY
Liabilities
Notes payable
Unsecured	$1,583,819	$1,583,236	$1,582,655	$1,582,077	$1,866,502
Secured	866,476	897,352	897,971	898,723	899,315
Accounts payable and accrued expenses	120,086	137,813	143,193	140,864	140,991
Accrued real estate taxes	24,682	49,041	66,079	46,801	25,499
Distributions payable	69,326	69,161	82,861	69,116	69,020
Other liabilities (e)	123,654	118,959	122,270	117,023	86,423
Total liabilities	2,788,043	2,855,562	2,895,029	2,854,604	3,087,750

Commitments and contingencies
Non-qualified deferred compensation share awards	75,704	77,037	72,222	72,480	88,550

Equity
Common shares of beneficial interest	978	978	978	978	975
Additional paid-in capital	3,675,737	3,678,277	3,675,806	3,673,237	3,658,372
Distributions in excess of net income attributable to common shareholders	(317,642)	(289,180)	(261,324)	(104,004)	(491,275)
Treasury shares, at cost	(365,923)	(373,339)	(373,597)	(373,914)	(378,032)
Accumulated other comprehensive loss (f)	(1,829)	(1,863)	(1,816)	(1,848)	(1,881)
Total common equity	2,991,321	3,014,873	3,040,047	3,194,449	2,788,159
Non-controlling interests	80,278	80,680	80,981	77,941	75,996
Total equity	3,071,599	3,095,553	3,121,028	3,272,390	2,864,155
Total liabilities and equity	$5,935,346	$6,028,152	$6,088,279	$6,199,474	$6,040,455

(a) Operating properties held for sale included one dual-phase property and one operating property as of June 30, 2016 which were each subsequently sold in July.

(b) Represents the 15 operating properties, 19.6 acres of land, and retail center located in Las Vegas, Nevada, which were classified as held for sale at March 31, 2016 and subsequently sold on April 26, 2016.

(c) Includes net deferred charges of:	$1,683	$1,915	$2,140	$2,353	$2,600

(d) Our short-term investments consisted wholly of a certificate of deposit that had a maturity date of January 4, 2017.

(e) Includes deferred revenues of:	$1,455	$1,541	$1,598	$831	$1,797

(f) Represents the unrealized net loss and unamortized prior service costs on post retirement obligations, and unrealized loss on cash flow hedging activities.

CAMDEN	PORTFOLIO STATISTICS

(Unaudited)

COMMUNITY PORTFOLIO AT MARCH 31, 2017 (in apartment homes)

	Fully Consolidated					Non-Consolidated

	"Same Property"	Non-"Same Property"	Completed in Lease-up	Under Construction	Total	Operating	Grand Total
D.C. Metro (a)	5,033	321	—	1,227	6,581	281	6,862
Houston, TX	5,912	—	—	315	6,227	2,522	8,749
Los Angeles/Orange County, CA	2,068	590	—	—	2,658	—	2,658
Atlanta, GA	3,633	379	—	—	4,012	234	4,246
SE Florida	2,781	—	—	—	2,781	—	2,781
Dallas, TX	3,993	—	423	—	4,416	1,250	5,666
Charlotte, NC	2,487	—	323	—	2,810	266	3,076
Denver, CO	1,941	424	—	267	2,632	—	2,632
Phoenix, AZ	2,549	380	—	441	3,370	—	3,370
Orlando, FL	2,662	—	—	—	2,662	300	2,962
Raleigh, NC	2,704	—	—	—	2,704	350	3,054
San Diego/Inland Empire, CA	1,665	—	—	—	1,665	—	1,665
Austin, TX	2,000	—	—	—	2,000	1,360	3,360
Tampa, FL	1,928	—	—	—	1,928	450	2,378
Corpus Christi, TX	632	1,005	—	—	1,637	270	1,907
Total Portfolio	41,988	3,099	746	2,250	48,083	7,283	55,366

(a) D.C. Metro includes Washington D.C., Maryland, and Northern Virginia.

FIRST QUARTER NOI CONTRIBUTION PERCENTAGE BY REGION				WEIGHTED AVERAGE OCCUPANCY FOR THE QUARTER ENDED (d)

	"Same Property" Communities	Operating Communities (b)	Incl. JVs at Pro Rata % (c)	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
D.C. Metro	15.3%	15.0%	14.7%	95.6%	94.9%	96.1%	95.4%	94.8%
Houston, TX	11.4%	10.2%	10.9%	92.6%	92.7%	94.4%	94.1%	93.9%
Los Angeles/Orange County, CA	7.3%	8.8%	8.5%	95.5%	95.4%	95.5%	95.5%	95.4%
Atlanta, GA	7.8%	8.3%	8.2%	95.5%	95.1%	95.9%	95.8%	95.4%
SE Florida	9.1%	8.3%	7.9%	95.5%	95.9%	96.3%	96.3%	96.9%
Dallas, TX	7.5%	7.3%	7.7%	95.4%	95.6%	96.5%	96.0%	96.1%
Charlotte, NC	5.9%	6.0%	6.0%	95.0%	95.2%	96.6%	96.3%	96.0%
Denver, CO	5.5%	5.9%	5.7%	95.3%	95.1%	96.0%	95.7%	94.3%
Phoenix, AZ	5.8%	5.9%	5.7%	95.0%	95.1%	94.4%	93.7%	95.2%
Orlando, FL	5.6%	5.0%	4.9%	95.3%	95.6%	96.3%	96.3%	95.7%
Raleigh, NC	5.1%	4.6%	4.6%	93.2%	94.4%	95.9%	95.1%	94.8%
San Diego/Inland Empire, CA	4.9%	4.4%	4.3%	94.1%	94.8%	95.6%	95.5%	95.2%
Austin, TX	3.9%	3.5%	4.0%	95.6%	95.0%	96.1%	95.3%	95.7%
Tampa, FL	4.0%	3.6%	3.7%	94.9%	94.6%	96.2%	95.6%	95.9%
Corpus Christi, TX	0.9%	3.2%	3.2%	91.1%	92.1%	93.9%	93.1%	93.0%
Total Portfolio	100.0%	100.0%	100.0%	94.7%	94.7%	95.7%	95.3%	95.2%

(b) Operating communities represent all fully-consolidated communities for the period, excluding communities under construction.

(c) Based on total NOI from operating communities plus Camden's pro-rata share of total NOI from unconsolidated joint venture communities.

(d) Occupancy figures include all stabilized operating communities, owned during the period, including those held through unconsolidated joint venture investments.

CAMDEN	COMPONENTS OF PROPERTY
NET OPERATING INCOME
(In thousands, except property data amounts)

(Unaudited)

	Apartment	Three Months Ended March 31,
Property Revenues	Homes	2017	2016	Change
"Same Property" Communities (a)	41,988	$196,309	$190,753	$5,556
Non-"Same Property" Communities (b)	3,099	18,203	12,890	5,313
Development and Lease-Up Communities (c)	2,996	3,455	105	3,350
Disposition/Other (d)	—	1,554	13,847	(12,293)
Total Property Revenues	48,083	$219,521	$217,595	$1,926

Property Expenses
"Same Property" Communities (a)	41,988	$71,700	$68,206	$3,494
Non-"Same Property" Communities (b)	3,099	5,742	4,241	1,501
Development and Lease-Up Communities (c)	2,996	1,556	89	1,467
Disposition/Other (d)	—	470	4,613	(4,143)
Total Property Expenses	48,083	$79,468	$77,149	$2,319

Property Net Operating Income
"Same Property" Communities (a)	41,988	$124,609	$122,547	$2,062
Non-"Same Property" Communities (b)	3,099	12,461	8,649	3,812
Development and Lease-Up Communities (c)	2,996	1,899	16	1,883
Disposition/Other (d)	—	1,084	9,234	(8,150)
Total Property Net Operating Income	48,083	$140,053	$140,446	($393)

Income from Discontinued Operations (e)		Three Months Ended March 31,
		2017	2016
Property Revenues		$—	$14,827
Property Expenses		—	(5,148)
Property Net Operating Income		—	9,679
Property management expense		—	(176)
Depreciation and amortization		—	(4,327)
Other taxes		—	(100)
Income from Discontinued Operations		$—	$5,076

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Non-"Same Property" Communities are stabilized communities not owned or stabilized as of January 1, 2016, excluding properties held for sale.

(c) Development and Lease-Up Communities are non-stabilized communities we have acquired or developed since January 1, 2016, excluding properties held for sale.

(d) Disposition/Other includes those communities disposed of by the Company, which are not classified as "Discontinued Operations". "Other" includes results from non-multifamily rental communities and expenses related to land holdings not under active development.

(e) Represents operating results for our Las Vegas assets sold on April 26, 2016.

CAMDEN	"SAME PROPERTY"
FIRST QUARTER COMPARISONS
March 31, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q17	1Q16	Growth	1Q17	1Q16	Growth	1Q17	1Q16	Growth
D.C. Metro	5,033	$28,002	$26,986	3.8%	$8,996	$8,774	2.5%	$19,006	$18,212	4.4%
Houston, TX	5,912	26,400	27,314	(3.3)%	12,212	11,681	4.5%	14,188	15,633	(9.2)%
Los Angeles/Orange County, CA	2,068	13,040	12,490	4.4%	3,929	3,826	2.7%	9,111	8,664	5.2%
Atlanta, GA	3,633	15,561	14,802	5.1%	5,793	5,413	7.0%	9,768	9,389	4.0%
SE Florida	2,781	17,240	16,724	3.1%	5,920	5,497	7.7%	11,320	11,227	0.8%
Dallas, TX	3,993	16,495	15,705	5.0%	7,095	6,351	11.7%	9,400	9,354	0.5%
Charlotte, NC	2,487	10,461	10,328	1.3%	3,178	3,212	(1.1)%	7,283	7,116	2.3%
Denver, CO	1,941	9,545	8,889	7.4%	2,710	2,239	21.0%	6,835	6,650	2.8%
Phoenix, AZ	2,549	10,822	10,330	4.8%	3,629	3,502	3.6%	7,193	6,828	5.3%
Orlando, FL	2,662	10,947	10,489	4.4%	3,996	3,836	4.2%	6,951	6,653	4.5%
Raleigh, NC	2,704	9,562	9,284	3.0%	3,172	3,211	(1.2)%	6,390	6,073	5.2%
San Diego/Inland Empire, CA	1,665	9,557	9,198	3.9%	3,398	3,287	3.4%	6,159	5,911	4.2%
Austin, TX	2,000	8,642	8,273	4.5%	3,764	3,645	3.3%	4,878	4,628	5.4%
Tampa, FL	1,928	8,004	7,778	2.9%	3,039	2,913	4.3%	4,965	4,865	2.1%
Corpus Christi, TX	632	2,031	2,163	(6.1)%	869	819	6.1%	1,162	1,344	(13.5)%

Total Same Property	41,988	$196,309	$190,753	2.9%	$71,700	$68,206	5.1%	$124,609	$122,547	1.7%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q17	1Q16	Growth	1Q17	1Q16	Growth	1Q17	1Q16	Growth
D.C. Metro	15.3%	95.7%	94.9%	0.8%	$1,692	$1,659	2.0%	$1,938	$1,883	3.0%
Houston, TX	11.4%	92.3%	94.2%	(1.9)%	1,416	1,467	(3.5)%	1,612	1,634	(1.4)%
Los Angeles/Orange County, CA	7.3%	95.4%	95.0%	0.4%	2,018	1,924	4.9%	2,203	2,119	4.0%
Atlanta, GA	7.8%	95.6%	95.4%	0.2%	1,286	1,233	4.3%	1,493	1,423	4.9%
SE Florida	9.1%	95.5%	96.9%	(1.4)%	1,892	1,844	2.6%	2,163	2,069	4.5%
Dallas, TX	7.5%	95.6%	96.3%	(0.7)%	1,228	1,170	5.0%	1,440	1,361	5.7%
Charlotte, NC	5.9%	95.0%	96.1%	(1.1)%	1,263	1,235	2.3%	1,475	1,441	2.4%
Denver, CO	5.5%	95.5%	94.3%	1.2%	1,488	1,437	3.5%	1,717	1,618	6.2%
Phoenix, AZ	5.8%	95.6%	95.2%	0.4%	1,231	1,192	3.3%	1,480	1,419	4.4%
Orlando, FL	5.6%	95.4%	95.8%	(0.4)%	1,217	1,160	4.9%	1,437	1,371	4.8%
Raleigh, NC	5.1%	93.0%	94.8%	(1.8)%	1,035	989	4.7%	1,267	1,209	4.8%
San Diego/Inland Empire, CA	4.9%	94.1%	95.2%	(1.1)%	1,804	1,715	5.2%	2,032	1,934	5.0%
Austin, TX	3.9%	95.7%	95.6%	0.1%	1,265	1,212	4.4%	1,505	1,441	4.4%
Tampa, FL	4.0%	94.7%	95.8%	(1.1)%	1,205	1,150	4.8%	1,461	1,404	4.0%
Corpus Christi, TX	0.9%	90.2%	92.4%	(2.2)%	971	1,015	(4.3)%	1,186	1,233	(3.9)%

Total Same Property	100.0%	94.8%	95.3%	(0.5)%	$1,419	$1,383	2.6%	$1,644	$1,589	3.4%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY"
SEQUENTIAL QUARTER COMPARISONS
March 31, 2017
(In thousands, except property data amounts)

(Unaudited)

	Apartment
	Homes	Revenues			Expenses			NOI
Quarterly Results (a)	Included	1Q17	4Q16	Growth	1Q17	4Q16	Growth	1Q17	4Q16	Growth
D.C. Metro	5,033	$28,002	$27,762	0.9%	$8,996	$8,779	2.5%	$19,006	$18,983	0.1%
Houston, TX	5,912	26,400	26,635	(0.9)%	12,212	9,142	33.6%	14,188	17,493	(18.9)%
Los Angeles/Orange County, CA	2,068	13,040	13,033	0.1%	3,929	3,847	2.1%	9,111	9,186	(0.8)%
Atlanta, GA	3,633	15,561	15,478	0.5%	5,793	5,373	7.8%	9,768	10,105	(3.3)%
SE Florida	2,781	17,240	17,076	1.0%	5,920	5,594	5.8%	11,320	11,482	(1.4)%
Dallas, TX	3,993	16,495	16,357	0.8%	7,095	6,826	3.9%	9,400	9,531	(1.4)%
Charlotte, NC	2,487	10,461	10,477	(0.2)%	3,178	2,881	10.3%	7,283	7,596	(4.1)%
Denver, CO	1,941	9,545	9,488	0.6%	2,710	2,685	0.9%	6,835	6,803	0.5%
Phoenix, AZ	2,549	10,822	10,710	1.0%	3,629	3,532	2.7%	7,193	7,178	0.2%
Orlando, FL	2,662	10,947	10,868	0.7%	3,996	3,785	5.6%	6,951	7,083	(1.9)%
Raleigh, NC	2,704	9,562	9,552	0.1%	3,172	3,323	(4.5)%	6,390	6,229	2.6%
San Diego/Inland Empire, CA	1,665	9,557	9,593	(0.4)%	3,398	3,350	1.4%	6,159	6,243	(1.3)%
Austin, TX	2,000	8,642	8,602	0.5%	3,764	3,524	6.8%	4,878	5,078	(3.9)%
Tampa, FL	1,928	8,004	7,969	0.4%	3,039	2,967	2.4%	4,965	5,002	(0.7)%
Corpus Christi, TX	632	2,031	2,108	(3.7)%	869	834	4.2%	1,162	1,274	(8.8)%

Total Same Property	41,988	$196,309	$195,708	0.3%	$71,700	$66,442	7.9%	$124,609	$129,266	(3.6)%

					Weighted Average Monthly			Weighted Average Monthly
	% of NOI	Average Occupancy (a)			Rental Rate (b)			Revenue per Occupied Home (c)
Quarterly Results (a)	Contribution	1Q17	4Q16	Growth	1Q17	4Q16	Growth	1Q17	4Q16	Growth
D.C. Metro	15.3%	95.7%	94.9%	0.8%	$1,692	$1,687	0.3%	$1,938	$1,936	0.1%
Houston, TX	11.4%	92.3%	92.3%	0.0%	1,416	1,430	(1.0)%	1,612	1,627	(0.9)%
Los Angeles/Orange County, CA	7.3%	95.4%	95.5%	(0.1)%	2,018	2,002	0.8%	2,203	2,199	0.2%
Atlanta, GA	7.8%	95.6%	95.4%	0.2%	1,286	1,278	0.6%	1,493	1,489	0.3%
SE Florida	9.1%	95.5%	95.9%	(0.4)%	1,892	1,893	(0.1)%	2,163	2,134	1.4%
Dallas, TX	7.5%	95.6%	95.8%	(0.2)%	1,228	1,219	0.7%	1,440	1,426	1.0%
Charlotte, NC	5.9%	95.0%	95.3%	(0.3)%	1,263	1,263	0.0%	1,475	1,474	0.1%
Denver, CO	5.5%	95.5%	95.3%	0.2%	1,488	1,481	0.5%	1,717	1,709	0.4%
Phoenix, AZ	5.8%	95.6%	95.1%	0.5%	1,231	1,221	0.8%	1,480	1,472	0.5%
Orlando, FL	5.6%	95.4%	95.6%	(0.2)%	1,217	1,210	0.6%	1,437	1,423	0.9%
Raleigh, NC	5.1%	93.0%	94.3%	(1.3)%	1,035	1,030	0.5%	1,267	1,249	1.4%
San Diego/Inland Empire, CA	4.9%	94.1%	94.8%	(0.7)%	1,804	1,792	0.7%	2,032	2,026	0.3%
Austin, TX	3.9%	95.7%	94.9%	0.8%	1,265	1,264	0.1%	1,505	1,510	(0.3)%
Tampa, FL	4.0%	94.7%	94.6%	0.1%	1,205	1,199	0.5%	1,461	1,456	0.3%
Corpus Christi, TX	0.9%	90.2%	91.9%	(1.7)%	971	987	(1.6)%	1,186	1,209	(2.0)%

Total Same Property	100.0%	94.8%	94.8%	0.0%	$1,419	$1,416	0.2%	$1,644	$1,639	0.3%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes "Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

(b) Weighted average monthly rental rate are the Company's rental rates for leases in place and vacant units at market after "loss to lease" and concessions, but before vacancy and bad debt.

(c) Weighted average monthly revenue per occupied home are the Company's reported revenues divided by the average occupied homes for the period on a monthly basis.

CAMDEN	"SAME PROPERTY" OPERATING EXPENSE
DETAIL AND COMPARISONS
March 31, 2017
(In thousands)

(Unaudited)

					% of Actual
					1Q17 Operating
Quarterly Comparison (a)	1Q17	1Q16	$ Change	% Change	Expenses

Property taxes	$25,447	$24,465	$982	4.0%	35.5%
Salaries and Benefits for On-site Employees	14,472	14,841	(369)	(2.5)%	20.2%
Utilities	15,810	14,391	1,419	9.9%	22.0%
Repairs and Maintenance	9,622	9,149	473	5.2%	13.4%
Property Insurance	2,177	1,254	923	73.6%	3.0%
General and Administrative	2,549	2,424	125	5.2%	3.6%
Marketing and Leasing	1,064	1,087	(23)	(2.1)%	1.5%
Other	559	595	(36)	(6.0)%	0.8%

Total Same Property	$71,700	$68,206	$3,494	5.1%	100.0%

					% of Actual
					1Q17 Operating
Sequential Comparison (a)	1Q17	4Q16	$ Change	% Change	Expenses

Property taxes	$25,447	$21,702	$3,745	17.3%	35.5%
Salaries and Benefits for On-site Employees	14,472	14,217	255	1.8%	20.2%
Utilities	15,810	15,955	(145)	(0.9)%	22.0%
Repairs and Maintenance	9,622	8,477	1,145	13.5%	13.4%
Property Insurance	2,177	1,714	463	27.0%	3.0%
General and Administrative	2,549	2,547	2	0.1%	3.6%
Marketing and Leasing	1,064	1,237	(173)	(14.0)%	1.5%
Other	559	593	(34)	(5.6)%	0.8%

Total Same Property	$71,700	$66,442	$5,258	7.9%	100.0%

(a) "Same Property" Communities are communities we owned and were stabilized as of January 1, 2016, excluding properties held for sale. Management believes
"Same Property" information is useful as it allows both management and investors to determine financial results over a particular period for the same set of communities.

CAMDEN	JOINT VENTURE OPERATIONS
(In thousands, except property data amounts)

(Unaudited)

Company's Pro-Rata Share of Joint Venture Operations:

	Three Months Ended March 31,
OPERATING DATA (a)	2017	2016
Property Revenues
Rental revenues	$8,174	$8,049
Other property revenues	1,211	1,198
Total property revenues	9,385	9,247

Property expenses
Property operating and maintenance	2,895	2,187
Real estate taxes	977	1,600
	3,872	3,787

Net Operating Income	5,513	5,460

Other expenses
Interest	1,437	1,541
Depreciation and amortization	2,197	2,346
Other (including debt prepayment penalties)	62	76
Total other expenses	3,696	3,963

Equity in income of joint ventures	$1,817	$1,497

	Mar 31, 2017	Dec 31, 2016	Sep 30, 2016	Jun 30, 2016	Mar 31, 2016
BALANCE SHEET DATA(b)
Land	$109,912	$109,912	$109,912	$109,912	$109,912
Building & Improvements	741,621	740,075	737,460	734,947	731,896
	851,533	849,987	847,372	844,859	841,808
Accumulated Depreciation	(151,073)	(143,931)	(136,671)	(129,364)	(121,865)
Net operating real estate assets	700,460	706,056	710,701	715,495	719,943
Properties under development and land	1,265	1,265	1,265	1,265	2,347
Cash and other assets, net	15,607	19,617	17,334	14,873	13,863
Total assets	$717,332	$726,938	$729,300	$731,633	$736,153

Notes payable	$519,189	$518,716	$520,976	$524,155	$528,193
Other liabilities	14,781	24,175	24,871	20,457	16,347
Total liabilities	533,970	542,891	545,847	544,612	544,540

Member's equity	183,362	184,047	183,453	187,021	191,613
Total liabilities and members' equity	$717,332	$726,938	$729,300	$731,633	$736,153

Company's equity investment	$30,062	$30,254	$30,046	$31,142	$32,568

Company's pro-rata share of debt	$162,506	$162,358	$163,065	$164,061	$165,325

PROPERTY DATA (end of period)
Total operating properties	22	22	22	22	22
Total operating apartment homes (c)	7,283	7,283	7,283	7,278	7,278
Pro-rata share of operating apartment homes	2,280	2,280	2,280	2,278	2,278

(a) Operating data represents Camden's pro-rata share of revenues and expenses.
(b) Balance sheet and property data reported at 100%.
(c) In August 2016, one of the funds completed the conversion of retail space to five apartment homes at one of it's operating properties.

CAMDEN	CURRENT DEVELOPMENT COMMUNITIES

(Unaudited)

AS OF MARCH 31, 2017 ($ in millions)

						Estimated/Actual Dates for
Completed Communities in Lease-Up		Total	Total			Construction	Initial	Construction	Stabilized	As of 4/29/2017
		Homes	Cost			Start	Occupancy	Completion	Operations	% Leased	% Occupied
1.	Camden Gallery	323	$58.7			3Q13	1Q16	1Q17	2Q17	95%	96%
	Charlotte, NC
2.	Camden Victory Park	423	84.7			4Q13	1Q16	3Q16	4Q17	86%	87%
	Dallas, TX

Total Completed Communities in Lease-Up		746	$143.4							90%	91%

						Estimated/Actual Dates for
		Total	Total	Cost to	Amount	Construction	Initial	Construction	Stabilized	As of 4/29/2017
Development Communities		Homes	Budget	Date	in CIP	Start	Occupancy	Completion	Operations	% Leased	% Occupied
UNDER CONSTRUCTION
1.	Camden Lincoln Station	267	$56.0	$52.2	$27.4	4Q14	4Q16	2Q17	1Q18	45%	40%
	Denver, CO
2.	Camden NoMa II	405	115.0	104.4	27.3	1Q15	1Q17	3Q17	4Q19	24%	10%
	Washington, DC
3.	Camden Shady Grove	457	116.0	98.5	79.0	2Q15	1Q17	1Q18	4Q19	14%	7%
	Rockville, MD
4.	Camden McGowen Station	315	90.0	44.6	44.6	4Q14	4Q17	2Q18	3Q19
	Houston, TX
5.	Camden Washingtonian	365	90.0	37.4	37.4	3Q16	2Q18	4Q18	4Q19
	Gaithersburg, MD
6.	Camden North End I	441	105.0	30.4	30.4	4Q16	2Q18	2Q19	2Q20
	Phoenix, AZ

Total Development Communities		2,250	$572.0	$367.5	$246.1					25%	16%

Additional Development Pipeline & Land (a)					131.0

Total Properties Under Development and Land (per Balance Sheet)					$377.1

NOI Contribution from Development Communities ($ in millions)								Cost to Date	1Q17 NOI
Communities that Stabilized During Quarter								$134.6	$1.8
Completed Communities in Lease-Up								143.4	1.6
Development Communities in Lease-Up								255.1	0.3
Total Development Communities NOI Contribution								$533.1	$3.7

(a) Please refer to the Development Pipeline & Land Summary on page 16.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEVELOPMENT PIPELINE & LAND

(Unaudited)

AS OF MARCH 31, 2017 ($ in millions)

		Projected	Total
PIPELINE COMMUNITIES		Homes	Estimated Cost (a)	Cost to Date

1.	Camden Grandview II	28	$21.0	$6.5
	Charlotte, NC
2.	Camden Buckhead (b)	375	104.0	16.6
	Atlanta, GA
3.	Camden RiNo	230	70.0	18.0
	Denver, CO
4.	Camden Gallery II	5	3.0	1.0
	Charlotte, NC
5.	Camden Arts District	354	150.0	17.4
	Los Angeles, CA
6.	Camden Conte (c)	519	170.0	22.8
	Houston, TX
7.	Camden North End II	326	73.0	11.7
	Phoenix, AZ
8.	Camden Atlantic	286	62.0	14.5
	Plantation, FL
9.	Camden Paces III	350	100.0	11.4
	Atlanta, GA

Development Pipeline		2,473	$753.0	$119.9

LAND HOLDINGS/OTHER		Acreage		Cost to Date

	Phoenix, AZ (d)	14.0		$11.1

Land Holdings/Other		14.0		$11.1

Total Development Pipeline and Land				$131.0

(a) Represents our estimate of total costs we expect to incur on these projects. However, forward-looking statements are not guarantees of future performances, results, or events. Although, we believe these expectations are based upon reasonable assumptions, future events rarely develop exactly as forecasted and estimates routinely require adjustment.

(b) Camden Buckhead is Phase 2 of our Paces development.

(c) Anticipated to be developed in two phases. The estimated units, estimated cost, and cost to date represent all phases.

(d) Acreage represented is Gross Acreage of the land.

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

DEBT MATURITIES AS OF MARCH 31, 2017:

	Future Scheduled Repayments
Year (a)	Amortization	Secured Maturities	Unsecured Maturities	Total	% of Total	Weighted Average Interest Rate on Maturing Debt
2017	($994)	$—	$246,750	$245,756	10.0%	5.8%
2018	(1,159)	175,000	—	173,841	7.1%	1.4%
2019	(957)	644,107	—	643,150	26.2%	5.4%
2020	(1,134)	—	—	(1,134)	—%	N/A
2021	(923)	—	250,000	249,077	10.2%	4.8%
2022	(711)	—	350,000	349,289	14.3%	3.2%
2023	238	—	250,000	250,238	10.2%	5.1%
2024	887	—	500,000	500,887	20.4%	4.0%
Thereafter	39,191	—	—	39,191	1.6%	4.4%
Total Maturing Debt	$34,438	$819,107	$1,596,750	$2,450,295	100.0%	4.4%

Unsecured Line of Credit	$—	$—	$—	$—	—%	—%
Total Debt	$34,438	$819,107	$1,596,750	$2,450,295	100.0%	4.4%

Weighted Average Maturity of Debt		4.6 Years

			Weighted Average
FLOATING vs. FIXED RATE DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt	$175,000	7.1%	1.4%	1.5 Years
Fixed rate debt	2,275,295	92.9%	4.7%	4.8 Years
Total	$2,450,295	100.0%	4.4%	4.6 Years

			Weighted Average
SECURED vs. UNSECURED DEBT:	Balance	% of Total	Interest Rate	Time to Maturity
Unsecured debt	$1,583,819	64.6%	4.4%	5.1 Years
Secured debt	866,476	35.4%	4.5%	3.5 Years
Total	$2,450,295	100.0%	4.4%	4.6 Years

			Weighted Average
SECURED DEBT DETAIL:	Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt	$691,476	79.8%	5.3%	4.0 Years
Conventional variable-rate mortgage debt	175,000	20.2%	1.4%	1.5 Years
Total	$866,476	100.0%	4.5%	3.5 Years

REAL ESTATE ASSETS: (b)	Total Homes	% of Total	Total Cost	% of Total	1Q17 NOI	% of Total
Unencumbered real estate assets	36,376	75.7%	$5,927,980	79.8%	$106,989	76.4%
Encumbered real estate assets	11,707	24.3%	1,504,853	20.2%	33,064	23.6%
Total	48,083	100.0%	$7,432,833	100.0%	$140,053	100.0%

		Ratio of unencumbered assets at cost to unsecured debt is				3.7x

(a) Includes all available extension options.

(b) Real estate assets include communities under development and properties held for sale and exclude communities held through unconsolidated joint ventures.

CAMDEN	DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF DEBT MATURITIES FOR 2017 AND 2018:

		Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter	Amortization	Secured Maturities	Unsecured Maturities	Total
2Q 2017	($354)	$—	$246,750	$246,396	5.8%
3Q 2017	(322)	—	—	(322)	N/A
4Q 2017	(318)	—	—	(318)	N/A
2017	($994)	$—	$246,750	$245,756	5.8%

1Q 2018	($313)	$—	$—	($313)	N/A
2Q 2018	(318)	—	—	(318)	N/A
3Q 2018	(291)	175,000	—	174,709	1.4%
4Q 2018	(237)	—	—	(237)	N/A
2018	($1,159)	$175,000	$—	$173,841	1.4%

CAMDEN	DEBT COVENANT ANALYSIS

(Unaudited)

UNSECURED LINE OF CREDIT

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Gross Asset Value	<	60%	25%	Yes

Secured Debt to Gross Asset Value	<	40%	9%	Yes

Consolidated Adjusted EBITDA to Total Fixed Charges	>	150%	421%	Yes

Unsecured Debt to Gross Asset Value	<	60%	21%	Yes

SENIOR UNSECURED NOTES

Covenant (a)	Required		Actual (b)	Compliance

Total Consolidated Debt to Total Asset Value	<	60%	31%	Yes

Total Secured Debt to Total Asset Value	<	40%	11%	Yes

Total Unencumbered Asset Value to Total Unsecured Debt	>	150%	398%	Yes

Consolidated Income Available for Debt Service to Total Annual Service Charges	>	150%	434%	Yes

(a) For a complete listing of all Debt Covenants related to the Company's Unsecured Line of Credit and Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

(b) Defined terms used in the above covenant calculations may differ between the Unsecured Line of Credit and the Senior Unsecured Notes.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT ANALYSIS
(In thousands, except property data amounts)

(Unaudited)

PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES AS OF MARCH 31, 2017:

	Future Scheduled Repayments				Weighted Average Interest on Maturing Debt
Year (a)	Amortization	Secured Maturities	Total	% of Total
2017	$1,133	$25,900	$27,033	16.7%	3.7%
2018	612	50,818	51,430	31.6%	4.0%
2019	262	7,383	7,645	4.7%	4.2%
2020	71	—	71	—%	N/A
2021	(64)	5,160	5,096	3.1%	4.8%
2022	(77)	—	(77)	—%	N/A
2023	(80)	—	(80)	—%	N/A
2024	(82)	—	(82)	—%	N/A
Thereafter	(147)	70,420	70,273	43.2%	3.2%
Total Debt	$1,628	$159,681	$161,309	99.3%	3.7%

Unsecured lines of credit (b)	$—	$1,197	$1,197	0.7%	3.7%
	$1,628	$160,878	$162,506	100.0%	3.7%

Weighted Average Maturity of Debt		4.7 Years

				Weighted Average
FLOATING vs. FIXED RATE DEBT:		Balance	% of Total	Interest Rate	Time to Maturity
Floating rate debt		$79,098	48.7%	2.9%	6.2 Years
Fixed rate debt		83,408	51.3%	4.4%	3.2 Years
Total		$162,506	100.0%	3.7%	4.7 Years

				Weighted Average
SECURED DEBT DETAIL:		Balance	% of Total	Interest Rate	Time to Maturity
Conventional fixed-rate mortgage debt		$83,408	51.3%	4.4%	3.2 Years
Conventional variable-rate mortgage debt		67,717	41.7%	2.9%	7.1 Years
Variable-rate construction loans		10,184	6.3%	2.5%	1.2 Years
Unsecured lines of credit		1,197	0.7%	3.7%	0.9 Years
Total		$162,506	100.0%	3.7%	4.7 Years

REAL ESTATE ASSETS: (c)		Total Homes	Total Cost
Operating real estate assets		7,283	$851,533
Land		0	1,265
Total		7,283	$852,798

(a) Includes all available extension options.

(b) As of March 31, 2017 these borrowings were drawn under the lines of credit with $7.0 million in total capacity. Camden has a 31.3% ownership interest in the borrowing entity.

(c) Balance sheet and property data reported at 100%.

CAMDEN	UNCONSOLIDATED REAL ESTATE INVESTMENTS
DEBT MATURITY ANALYSIS
(In thousands)

(Unaudited)

ADDITIONAL DETAIL OF PRO-RATA SHARE OF UNCONSOLIDATED DEBT MATURITIES FOR 2017 AND 2018:

	Future Scheduled Repayments			Weighted Average Interest on Maturing Debt
Quarter (a)	Amortization	Secured Maturities	Total
2Q 2017	$381	$15,979	$16,360	3.2%
3Q 2017	379	4,992	5,371	4.8%
4Q 2017	373	4,929	5,302	4.5%
2017	$1,133	$25,900	$27,033	3.7%

1Q 2018 (b)	$279	$22,615	$22,894	4.5%
2Q 2018	154	29,401	29,555	3.7%
3Q 2018	88	—	88	N/A
4Q 2018	91	—	91	N/A
2018	$612	$52,016	$52,628	4.0%

(a) Includes all available extension options.

(b) 1Q 2018 maturities includes unsecured lines of credit with $1,197 (Camden's pro-rata share) outstanding as of March 31, 2017. The lines of credit have $7.0 million in total capacity.

CAMDEN	CAPITALIZED EXPENDITURES
& MAINTENANCE EXPENSE
(In thousands, except unit data)

(Unaudited)

	First Quarter 2017
	Recurring Capitalized				Expensed
Item	Weighted Average Useful Life (a)		Total	Per Unit	Total	Per Unit
Interiors
Floor Coverings	5.5	years	$2,108	$46	$453	$10
Appliances	9.4	years	481	11	207	5
Painting	—		—	—	1,275	28
Cabinetry/Countertops	10.0	years	212	5	—	—
Other	9.2	years	1,034	23	532	12
Exteriors
Painting	5.0	years	222	5	—	—
Carpentry	10.0	years	45	1	—	—
Landscaping	5.3	years	295	6	2,767	61
Roofing	19.5	years	385	8	217	5
Site Drainage	10.0	years	109	2	—	—
Fencing/Stair	10.0	years	235	5	—	—
Other (b)	7.2	years	1,348	29	3,451	75
Common Areas
Mech., Elec., Plumbing	9.3	years	1,674	37	1,376	30
Parking/Paving	5.1	years	69	2	—	—
Pool/Exercise/Facility	7.4	years	1,477	32	308	7
Total Recurring (c)			$9,694	$212	$10,586	$233
Weighted Average Apartment Homes				45,710		45,710

Non-recurring capitalized expenditures (d)			$464

Revenue Enhancing Expenditures (e)	10.0	years	$5,843	$13,557
Revenue Enhanced Apartment Homes				431

(a) Weighted average useful life of capitalized expenses for the three months ended March 31, 2017.
(b) Includes in part the following items: site/building repair, masonry/plaster, and general conditions.
(c) Capital expenditures necessary to help preserve the value of and maintain the functionality at our communities.
(d) Capital expenditures primarily composed of non-recurring or one-time additions such as LED lighting programs for 2017 in addition to other, non-routine items.
(e) Represents capital expenditures for the three months ended March 31, 2017 spent on apartment unit renovation designed to reposition these assets for higher rental levels in their respective markets.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

This document contains certain non-GAAP financial measures management believes are useful in evaluating an equity REIT's performance. Camden's definitions and calculations of non-GAAP financial measures may differ from those used by other REITs, and thus may not be comparable. The non-GAAP financial measures should not be considered as an alternative to net income as an indication of our operating performance, or to net cash provided by operating activities as a measure of our liquidity.

FFO
The National Association of Real Estate Investment Trusts (“NAREIT”) currently defines FFO as net income (computed in accordance with accounting principles generally accepted in the United States of America ("GAAP")), excluding gains (or losses) associated with the sale of previously depreciated operating properties, real estate depreciation and amortization, impairments of depreciable assets, and adjustments for unconsolidated joint ventures. Our calculation of diluted FFO also assumes conversion of all potentially dilutive securities, including certain non-controlling interests, which are convertible into common shares. We consider FFO to be an appropriate supplemental measure of operating performance because, by excluding gains or losses on dispositions of operating properties, and depreciation, FFO can assist in the comparison of the operating performance of a company’s real estate investments between periods or to different companies. A reconciliation of net income attributable to common shareholders to FFO is provided below:

Adjusted FFO

In addition to FFO, we compute Adjusted FFO ("AFFO") as a supplemental measure of operating performance. AFFO is calculated utilizing FFO less recurring capital expenditures which are necessary to help preserve the value of and maintain the functionality at our communities. Our definition of recurring capital expenditures may differ from other REITs, and there can be no assurance our basis for computing this measure is comparable to other REITs. A reconciliation of FFO to AFFO is provided below:

	Three Months Ended March 31,
	2017	2016
Net income attributable to common shareholders	$34,861	$41,730
Real estate depreciation and amortization	62,153	60,485
Real estate depreciation from discontinued operations	—	4,327
Adjustments for unconsolidated joint ventures	2,213	2,358
Income allocated to non-controlling interests	1,128	1,210
Funds from operations	$100,355	$110,110

Less: recurring capitalized expenditures	(9,694)	(9,294)

Adjusted funds from operations	$90,661	$100,816

Weighted average number of common shares outstanding:
EPS diluted	90,949	90,509
FFO/AFFO diluted	92,029	91,593

Total earnings per common share - diluted	$0.39	$0.46
FFO per common share - diluted	$1.09	$1.20
AFFO per common share - diluted	$0.99	$1.10

Expected FFO
Expected FFO is calculated in a method consistent with historical FFO, and is considered an appropriate supplemental measure of expected operating performance when compared to expected earnings per common share (EPS). Guidance excludes gains, if any, on properties not currently held for sale due to the uncertain timing and extent of property dispositions and the resulting gains/losses on sales. A reconciliation of the ranges provided for diluted EPS to expected FFO per diluted share is provided below:

	2Q17	Range	2017	Range
	Low	High	Low	High
Expected earnings per common share - diluted	$0.41	$0.45	$1.62	$1.78
Expected real estate depreciation and amortization	0.67	0.67	2.73	2.73
Expected adjustments for unconsolidated joint ventures	0.02	0.02	0.10	0.10
Expected income allocated to non-controlling interests	0.01	0.01	0.04	0.04
Expected FFO per share - diluted	$1.11	$1.15	$4.49	$4.65

Note: This table contains forward-looking statements. Please see the paragraph regarding forward-looking statements on page 2 of this document.

CAMDEN	NON-GAAP FINANCIAL MEASURES
DEFINITIONS & RECONCILIATIONS
(In thousands, except per share amounts)

(Unaudited)

Net Operating Income (NOI)

NOI is defined by the Company as total property income less property operating and maintenance expenses less real estate taxes. NOI is further detailed in the Components of Property NOI schedules on page 10. The Company considers NOI to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it reflects the operating performance of our communities without allocation of corporate level property management overhead or general and administrative costs. A reconciliation of net income attributable to common shareholders to net operating income is provided below:

	Three months ended March 31,
	2017	2016
Net income	$35,989	$42,940
Less: Fee and asset management income	(1,748)	(1,765)
Less: Interest and other income	(634)	(224)
Less: Income on deferred compensation plans	(4,617)	(63)
Plus: Property management expense	7,027	7,140
Plus: Fee and asset management expense	884	952
Plus: General and administrative expense	12,868	12,223
Plus: Interest expense	22,956	23,790
Plus: Depreciation and amortization expense	63,734	62,091
Plus: Expense on deferred compensation plans	4,617	63
Plus: Loss on Early Retirement of Debt	323	—
Less: Gain on sale of operating properties, including land	—	(443)
Less: Equity in income of joint ventures	(1,817)	(1,497)
Plus: Income tax expense	471	315
Less: Income from discontinued operations	—	(5,076)
Net Operating Income (NOI)	$140,053	$140,446

"Same Property" Communities	$124,609	$122,547
Non-"Same Property" Communities	12,461	8,649
Development and Lease-Up Communities	1,899	16
Dispositions/Other	1,084	9,234
Net Operating Income (NOI)	$140,053	$140,446

Adjusted EBITDA

Adjusted EBITDA is defined by the Company as earnings before interest, taxes, depreciation and amortization, including net operating income from discontinued operations, excluding equity in (income) loss of joint ventures, (gain) loss on sale of unconsolidated joint venture interests, gain on acquisition of controlling interest in joint ventures, gain on sale of operating properties including land, net of tax, loss on early retirement of debt and income (loss) allocated to non-controlling interests. The Company considers Adjusted EBITDA to be an appropriate supplemental measure of operating performance to net income attributable to common shareholders because it represents income before non-cash depreciation and the cost of debt, and excludes gains or losses from property dispositions. A reconciliation of net income attributable to common shareholders to Adjusted EBITDA is provided below:

	Three months ended March 31,
	2017	2016
Net income attributable to common shareholders	$34,861	$41,730
Plus: Interest expense	22,956	23,790
Plus: Depreciation and amortization expense	63,734	62,091
Plus: Income allocated to non-controlling interests from continuing operations	1,128	1,210
Plus: Income tax expense	471	315
Plus: Real estate depreciation from discontinued operations	—	4,327
Less: Gain on sale of operating properties, including land	—	(443)
Plus: Loss on Early Retirement of Debt	323	—
Less: Equity in income of joint ventures	(1,817)	(1,497)
Adjusted EBITDA	$121,656	$131,523

CAMDEN	OTHER DATA

(Unaudited)

Stock Symbol:	CPT

Exchange Traded:	NYSE

Senior Unsecured Debt Ratings:		Rating	Outlook
	Fitch	A-	Stable
	Moody's	A3	Stable
	Standard & Poor's	BBB+	Stable

Estimated Future Dates:		Q2 '17	Q3 '17	Q4 '17	Q1 '18
Earnings Release & Conference Call		Late July	Late October	Early February	Early May

Dividend Information - Common Shares:	Q1 '17
Declaration Date	2/7/2017
Record Date	3/31/2017
Payment Date	4/17/2017
Distributions Per Share	$0.75

Investor Relations Data:

Camden does not send quarterly reports to shareholders, but supplies 10-Q's, Earnings Releases, and Supplemental Data upon request.

For Investor Relations: recent press releases, 10-Q's, 10-K's, and other information, call 1-800-9CAMDEN or (713) 354-2787.

To access Camden's Quarterly Conference Call, please visit our web site at camdenliving.com.

For questions contact:

Richard J. Campo	Chairman & Chief Executive Officer
D. Keith Oden	President
H. Malcolm Stewart	Chief Operating Officer
Alexander J. Jessett	Chief Financial Officer
Kimberly A. Callahan	Senior Vice President - Investor Relations

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2017

(Unaudited)							1Q17 Avg Monthly		1Q17 Avg Monthly
			Year Placed	Average	Apartment	1Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Chandler	Chandler	AZ	2015	1,146	380	91%	$1,281	$1.12	$1,528	$1.33
Camden Copper Square	Phoenix	AZ	2000	786	332	95%	1,099	1.40	1,383	1.76
Camden Foothills	Scottsdale	AZ	2014	1,032	220	96%	1,517	1.47	1,816	1.76
Camden Hayden	Tempe	AZ	2015	1,043	234	95%	1,425	1.37	1,665	1.60
Camden Legacy	Scottsdale	AZ	1996	1,067	428	96%	1,183	1.11	1,436	1.35
Camden Montierra	Scottsdale	AZ	1999	1,071	249	97%	1,273	1.19	1,488	1.39
Camden Pecos Ranch	Chandler	AZ	2001	924	272	96%	1,036	1.12	1,258	1.36
Camden San Marcos	Scottsdale	AZ	1995	984	320	96%	1,161	1.18	1,380	1.40
Camden San Paloma	Scottsdale	AZ	1993/1994	1,042	324	96%	1,180	1.13	1,434	1.38
Camden Sotelo	Tempe	AZ	2008/2012	1,303	170	95%	1,454	1.12	1,715	1.32
TOTAL ARIZONA	10	Properties		1,030	2,929	95%	1,238	1.20	1,486	1.44

Camden Crown Valley	Mission Viejo	CA	2001	1,009	380	96%	1,966	1.95	2,170	2.15
Camden Glendale	Glendale	CA	2015	882	303	96%	2,269	2.57	2,444	2.77
Camden Harbor View	Long Beach	CA	2004	981	546	95%	2,492	2.54	2,617	2.67
Camden Main and Jamboree	Irvine	CA	2008	1,011	290	97%	2,046	2.02	2,264	2.24
Camden Martinique	Costa Mesa	CA	1986	795	714	95%	1,693	2.13	1,901	2.39
Camden Sea Palms	Costa Mesa	CA	1990	891	138	95%	1,914	2.15	2,071	2.32
The Camden	Hollywood	CA	2016	768	287	96%	3,062	3.99	3,106	4.04
Total Los Angeles/Orange County	7	Properties		899	2,658	96%	2,160	2.40	2,321	2.58

Camden Landmark	Ontario	CA	2006	982	469	91%	1,530	1.56	1,701	1.73
Camden Old Creek	San Marcos	CA	2007	1,037	350	96%	1,970	1.90	2,183	2.11
Camden Sierra at Otay Ranch	Chula Vista	CA	2003	962	422	94%	1,830	1.90	2,070	2.15
Camden Tuscany	San Diego	CA	2003	896	160	95%	2,559	2.85	2,847	3.18
Camden Vineyards	Murrieta	CA	2002	1,053	264	96%	1,569	1.49	1,845	1.75
Total San Diego/Inland Empire	5	Properties		992	1,665	94%	1,804	1.82	2,033	2.05

TOTAL CALIFORNIA	12	Properties		935	4,323	95%	2,023	2.16	2,210	2.36

Camden Belleview Station	Denver	CO	2009	888	270	95%	1,385	1.56	1,607	1.81
Camden Caley	Englewood	CO	2000	925	218	96%	1,365	1.48	1,615	1.75
Camden Denver West	Golden	CO	1997	1,015	320	94%	1,594	1.57	1,815	1.79
Camden Flatirons	Denver	CO	2015	960	424	95%	1,493	1.56	1,751	1.83
Camden Highlands Ridge	Highlands Ranch	CO	1996	1,149	342	96%	1,619	1.41	1,858	1.62
Camden Interlocken	Broomfield	CO	1999	1,010	340	96%	1,491	1.48	1,709	1.69
Camden Lakeway	Littleton	CO	1997	932	451	96%	1,431	1.54	1,662	1.78
TOTAL COLORADO	7	Properties		985	2,365	95%	1,489	1.51	1,723	1.75

Camden Ashburn Farm	Ashburn	VA	2000	1,062	162	94%	1,592	1.50	1,883	1.77
Camden College Park	College Park	MD	2008	942	508	96%	1,546	1.64	1,758	1.87
Camden Dulles Station	Oak Hill	VA	2009	978	382	96%	1,644	1.68	1,869	1.91
Camden Fair Lakes	Fairfax	VA	1999	1,056	530	96%	1,737	1.65	2,002	1.90
Camden Fairfax Corner	Fairfax	VA	2006	934	489	97%	1,802	1.93	2,026	2.17
Camden Fallsgrove	Rockville	MD	2004	996	268	95%	1,730	1.74	1,951	1.96
Camden Grand Parc	Washington	DC	2002	674	105	98%	2,440	3.63	2,771	4.12
Camden Lansdowne	Leesburg	VA	2002	1,006	690	96%	1,501	1.49	1,743	1.73
Camden Largo Town Center	Largo	MD	2000/2007	1,027	245	94%	1,628	1.58	1,855	1.81
Camden Monument Place	Fairfax	VA	2007	856	368	97%	1,536	1.79	1,791	2.09
Camden NoMa	Washington	DC	2014	770	321	95%	2,208	2.87	2,543	3.30
Camden Potomac Yard	Arlington	VA	2008	835	378	95%	2,002	2.40	2,272	2.72
Camden Roosevelt	Washington	DC	2003	856	198	95%	2,672	3.12	3,024	3.53
Camden Russett	Laurel	MD	2000	992	426	95%	1,446	1.46	1,673	1.69
Camden Silo Creek	Ashburn	VA	2004	975	284	96%	1,483	1.52	1,727	1.77
Camden South Capitol (1)	Washington	DC	2013	821	281	95%	2,176	2.70	2,481	3.08
TOTAL DC METRO	16	Properties		940	5,635	96%	1,745	1.86	1,999	2.13

Camden Aventura	Aventura	FL	1995	1,108	379	95%	1,968	1.78	2,333	2.10
Camden Boca Raton	Boca Raton	FL	2014	843	261	94%	1,963	2.33	2,231	2.65
Camden Brickell	Miami	FL	2003	937	405	97%	2,058	2.20	2,273	2.43
Camden Doral	Miami	FL	1999	1,120	260	96%	1,894	1.69	2,144	1.91
Camden Doral Villas	Miami	FL	2000	1,253	232	96%	2,020	1.61	2,253	1.80
Camden Las Olas	Ft. Lauderdale	FL	2004	1,043	420	96%	2,054	1.97	2,323	2.23
Camden Plantation	Plantation	FL	1997	1,201	502	96%	1,630	1.36	1,890	1.57
Camden Portofino	Pembroke Pines	FL	1995	1,112	322	95%	1,639	1.47	1,937	1.74
Total Southeast Florida	8	Properties		1,079	2,781	96%	$1,892	$1.75	$2,163	$2.00

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2017

(Unaudited)							1Q17 Avg Monthly		1Q17 Avg Monthly
			Year Placed	Average	Apartment	1Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Hunter's Creek	Orlando	FL	2000	1,075	270	96%	$1,309	$1.22	$1,542	$1.43
Camden Lago Vista	Orlando	FL	2005	955	366	94%	1,183	1.24	1,427	1.49
Camden LaVina	Orlando	FL	2012	970	420	95%	1,214	1.25	1,438	1.48
Camden Lee Vista	Orlando	FL	2000	937	492	96%	1,127	1.20	1,344	1.43
Camden Orange Court	Orlando	FL	2008	817	268	95%	1,301	1.59	1,543	1.89
Camden Town Square	Orlando	FL	2012	986	438	96%	1,262	1.28	1,441	1.47
Camden Waterford Lakes (1)	Orlando	FL	2013	971	300	94%	1,336	1.38	1,596	1.64
Camden World Gateway	Orlando	FL	2000	979	408	96%	1,195	1.22	1,412	1.44
Total Orlando	8	Properties		962	2,962	95%	1,229	1.28	1,453	1.51

Camden Bay	Tampa	FL	1997/2001	943	760	94%	1,115	1.18	1,377	1.46
Camden Montague	Tampa	FL	2012	975	192	94%	1,246	1.28	1,498	1.54
Camden Preserve	Tampa	FL	1996	942	276	96%	1,322	1.40	1,569	1.67
Camden Royal Palms	Brandon	FL	2006	1,017	352	96%	1,136	1.12	1,367	1.34
Camden Visconti (1)	Tampa	FL	2007	1,125	450	95%	1,295	1.15	1,544	1.37
Camden Westchase Park	Tampa	FL	2012	992	348	95%	1,359	1.37	1,630	1.64
Total Tampa	6	Properties		998	2,378	95%	1,222	1.22	1,476	1.48

TOTAL FLORIDA	22	Properties		1,012	8,121	95%	1,454	1.44	1,704	1.68

Camden Brookwood	Atlanta	GA	2002	912	359	97%	1,306	1.43	1,507	1.64
Camden Creekstone	Atlanta	GA	2002	990	223	96%	1,238	1.25	1,357	1.37
Camden Deerfield	Alpharetta	GA	2000	1,187	292	95%	1,337	1.13	1,575	1.33
Camden Dunwoody	Atlanta	GA	1997	1,007	324	96%	1,260	1.25	1,498	1.49
Camden Fourth Ward	Atlanta	GA	2014	847	276	96%	1,607	1.90	1,846	2.18
Camden Midtown Atlanta	Atlanta	GA	2001	935	296	95%	1,401	1.50	1,613	1.72
Camden Paces	Atlanta	GA	2015	1,407	379	95%	2,521	1.79	2,779	1.97
Camden Peachtree City	Peachtree City	GA	2001	1,027	399	95%	1,243	1.21	1,467	1.43
Camden Phipps (1)	Atlanta	GA	1996	1,018	234	95%	1,480	1.46	1,644	1.62
Camden Shiloh	Kennesaw	GA	1999/2002	1,143	232	96%	1,195	1.05	1,417	1.24
Camden St. Clair	Atlanta	GA	1997	999	336	95%	1,259	1.26	1,488	1.49
Camden Stockbridge	Stockbridge	GA	2003	1,009	304	95%	964	0.96	1,176	1.17
Camden Vantage	Atlanta	GA	2010	901	592	96%	1,316	1.46	1,480	1.64
TOTAL GEORGIA	13	Properties		1,026	4,246	96%	1,406	1.37	1,616	1.58

Camden Ballantyne	Charlotte	NC	1998	1,048	400	95%	1,226	1.17	1,478	1.41
Camden Cotton Mills	Charlotte	NC	2002	905	180	95%	1,442	1.59	1,629	1.80
Camden Dilworth	Charlotte	NC	2006	857	145	94%	1,445	1.69	1,655	1.93
Camden Fairview	Charlotte	NC	1983	1,036	135	95%	1,151	1.11	1,354	1.31
Camden Foxcroft	Charlotte	NC	1979	940	156	93%	1,013	1.08	1,212	1.29
Camden Foxcroft II	Charlotte	NC	1985	874	100	95%	1,112	1.27	1,321	1.51
Camden Gallery (2)	Charlotte	NC	2017	743	323	Lease-Up	1,362	1.83	1,552	2.09
Camden Grandview	Charlotte	NC	2000	1,059	266	93%	1,611	1.52	1,813	1.71
Camden Sedgebrook	Charlotte	NC	1999	972	368	96%	1,084	1.11	1,314	1.35
Camden South End	Charlotte	NC	2003	882	299	97%	1,355	1.54	1,546	1.75
Camden Southline (1)	Charlotte	NC	2015	831	266	95%	1,472	1.77	1,674	2.02
Camden Stonecrest	Charlotte	NC	2001	1,098	306	95%	1,283	1.17	1,512	1.38
Camden Touchstone	Charlotte	NC	1986	899	132	95%	1,004	1.12	1,154	1.28
Total Charlotte	13	Properties		942	3,076	95%	1,292	1.37	1,500	1.59

Camden Asbury Village (1)	Raleigh	NC	2009	1,009	350	94%	1,130	1.12	1,232	1.22
Camden Crest	Raleigh	NC	2001	1,013	438	92%	991	0.98	1,212	1.20
Camden Governor's Village	Chapel Hill	NC	1999	1,046	242	96%	1,038	0.99	1,291	1.23
Camden Lake Pine	Apex	NC	1999	1,066	446	94%	1,074	1.01	1,314	1.23
Camden Manor Park	Raleigh	NC	2006	966	484	95%	1,029	1.06	1,259	1.30
Camden Overlook	Raleigh	NC	2001	1,060	320	94%	1,182	1.11	1,435	1.35
Camden Reunion Park	Apex	NC	2000/2004	972	420	91%	952	0.98	1,150	1.18
Camden Westwood	Morrisville	NC	1999	1,027	354	90%	1,015	0.99	1,251	1.22
Total Raleigh	8	Properties		1,016	3,054	93%	1,046	1.03	1,263	1.24

TOTAL NORTH CAROLINA	21	Properties		979	6,130	94%	1,169	1.19	1,382	1.41

CAMDEN	COMMUNITY TABLE
Community statistics as of 3/31/2017

(Unaudited)							1Q17 Avg Monthly		1Q17 Avg Monthly
			Year Placed	Average	Apartment	1Q17 Avg	Rental Rates per		Revenue per Occupied
Community Name	City	State	In Service	Size	Homes	Occupancy	Home	Sq. Ft.	Home	Sq. Ft.

Camden Amber Oaks (1)	Austin	TX	2009	862	348	95%	$1,060	$1.23	$1,323	$1.53
Camden Amber Oaks II (1)	Austin	TX	2012	910	244	96%	1,122	1.23	1,374	1.51
Camden Brushy Creek (1)	Cedar Park	TX	2008	882	272	97%	1,126	1.28	1,264	1.43
Camden Cedar Hills	Austin	TX	2008	911	208	95%	1,236	1.36	1,492	1.64
Camden Gaines Ranch	Austin	TX	1997	955	390	97%	1,368	1.43	1,618	1.69
Camden Huntingdon	Austin	TX	1995	903	398	95%	1,109	1.23	1,363	1.51
Camden La Frontera	Austin	TX	2015	901	300	95%	1,208	1.34	1,427	1.58
Camden Lamar Heights	Austin	TX	2015	838	314	96%	1,467	1.75	1,684	2.01
Camden Shadow Brook (1)	Austin	TX	2009	909	496	95%	1,126	1.24	1,282	1.41
Camden Stoneleigh	Austin	TX	2001	908	390	96%	1,218	1.34	1,455	1.60
Total Austin	10	Properties		899	3,360	96%	1,202	1.34	1,424	1.58

Camden Breakers	Corpus Christi	TX	1996	868	288	88%	1,107	1.28	1,358	1.57
Camden Copper Ridge	Corpus Christi	TX	1986	775	344	92%	857	1.11	1,050	1.35
Camden Miramar (3)	Corpus Christi	TX	1994-2014	494	1,005	97%	1,232	2.49	1,403	2.84
Camden South Bay (1)	Corpus Christi	TX	2007	1,055	270	93%	1,219	1.16	1,393	1.32
Total Corpus Christi	4	Properties		681	1,907	91%	1,144	1.68	1,333	1.96

Camden Addison	Addison	TX	1996	942	456	96%	1,171	1.24	1,381	1.47
Camden Belmont	Dallas	TX	2010/2012	945	477	96%	1,439	1.52	1,621	1.71
Camden Buckingham	Richardson	TX	1997	919	464	95%	1,177	1.28	1,414	1.54
Camden Centreport	Ft. Worth	TX	1997	911	268	96%	1,106	1.21	1,303	1.43
Camden Cimarron	Irving	TX	1992	772	286	94%	1,143	1.48	1,386	1.80
Camden Design District (1)	Dallas	TX	2009	939	355	94%	1,359	1.45	1,491	1.59
Camden Farmers Market	Dallas	TX	2001/2005	932	904	95%	1,298	1.39	1,517	1.63
Camden Henderson	Dallas	TX	2012	967	106	96%	1,549	1.60	1,834	1.90
Camden Legacy Creek	Plano	TX	1995	831	240	95%	1,220	1.47	1,428	1.72
Camden Legacy Park	Plano	TX	1996	871	276	96%	1,216	1.40	1,427	1.64
Camden Panther Creek (1)	Frisco	TX	2009	946	295	95%	1,189	1.26	1,368	1.45
Camden Riverwalk (1)	Grapevine	TX	2008	982	600	95%	1,383	1.41	1,511	1.54
Camden Valley Park	Irving	TX	1986	743	516	97%	1,059	1.42	1,249	1.68
Camden Victory Park (2)	Dallas	TX	2016	861	423	Lease-Up	1,586	1.84	1,764	2.05
Total Dallas/Ft. Worth	14	Properties		901	5,666	95%	1,277	1.42	1,467	1.63

Camden City Centre	Houston	TX	2007	932	379	89%	1,518	1.63	1,761	1.89
Camden City Centre II	Houston	TX	2013	868	268	92%	1,569	1.81	1,811	2.09
Camden Cypress Creek (1)	Cypress	TX	2009	993	310	94%	1,223	1.23	1,351	1.36
Camden Downs at Cinco Ranch (1)	Katy	TX	2004	1,075	318	91%	1,230	1.14	1,420	1.32
Camden Grand Harbor (1)	Katy	TX	2008	959	300	94%	1,158	1.21	1,283	1.34
Camden Greenway	Houston	TX	1999	861	756	94%	1,381	1.61	1,618	1.88
Camden Heights (1)	Houston	TX	2004	927	352	94%	1,481	1.60	1,625	1.75
Camden Holly Springs	Houston	TX	1999	934	548	89%	1,210	1.29	1,424	1.52
Camden Midtown	Houston	TX	1999	844	337	92%	1,594	1.89	1,766	2.09
Camden Northpointe (1)	Tomball	TX	2008	940	384	93%	1,090	1.16	1,300	1.38
Camden Oak Crest	Houston	TX	2003	870	364	92%	1,114	1.28	1,272	1.46
Camden Park	Houston	TX	1995	866	288	94%	1,089	1.26	1,298	1.50
Camden Plaza	Houston	TX	2007	915	271	95%	1,554	1.70	1,764	1.93
Camden Post Oak	Houston	TX	2003	1,200	356	91%	2,476	2.06	2,621	2.18
Camden Royal Oaks	Houston	TX	2006	923	236	89%	1,312	1.42	1,376	1.49
Camden Royal Oaks II	Houston	TX	2012	1,054	104	90%	1,498	1.42	1,550	1.47
Camden Spring Creek (1)	Spring	TX	2004	1,080	304	92%	1,195	1.11	1,359	1.26
Camden Stonebridge	Houston	TX	1993	845	204	92%	1,095	1.30	1,280	1.51
Camden Sugar Grove	Stafford	TX	1997	921	380	93%	1,149	1.25	1,348	1.46
Camden Travis Street	Houston	TX	2010	819	253	92%	1,496	1.83	1,727	2.11
Camden Vanderbilt	Houston	TX	1996/1997	863	894	94%	1,429	1.66	1,645	1.91
Camden Whispering Oaks	Houston	TX	2008	934	274	95%	1,203	1.29	1,343	1.43
Camden Woodson Park (1)	Houston	TX	2008	916	248	95%	1,151	1.26	1,268	1.39
Camden Yorktown (1)	Houston	TX	2008	995	306	95%	1,151	1.16	1,354	1.36
Total Houston	24	Properties		930	8,434	93%	1,355	1.46	1,541	1.66

TOTAL TEXAS	52	Properties		892	19,367	94%	1,285	1.44	1,478	1.66

TOTAL PROPERTIES	153	Properties		951	53,116	95%	$1,423	$1.50	$1,640	$1.72
(1) Communities owned through investment in joint venture.
(2) Completed communities in lease-up as of March 31, 2017 are excluded from total occupancy numbers.
(3) Miramar is a student housing community which is excluded from total occupancy numbers.